UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 15, 2023

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	001-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2023, the Board of Directors (the “Board”) of Enerpac Tool Group Corp. (the “Company”) adopted resolutions expanding the size of the Board from nine to ten and elected Colleen Healy as a director to fill the vacancy created by the expansion in the size of the Board.  The Board has determined, consistent with the recommendation of its Governance and Sustainability Committee, that Ms. Healy is independent in accordance with the applicable rules of the New York Stock Exchange. Further, based on the recommendation of the Governance and Sustainability Committee, the Board has appointed Ms. Healy to serve on both the Audit Committee and the Governance and Sustainability Committee.

Ms. Healy will receive compensation as a director of the Company consistent with that paid to other non-employee directors of the Company, the current compensation of which is described on page 46 of the Company’s definitive proxy statement for its annual meeting of shareholders held on February 3, 2023, which description is incorporated herein by reference.  The Company intends to enter into an Indemnification Agreement with Ms. Healy in the form filed as Exhibit 10.11 to the Company’s Form 10-K for the fiscal year ended August 31, 2022.

Item 7.01          Regulation FD Disclosure

On May 15, 2023, the Company issued a press release announcing the election of Ms. Healy as a director, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth in this Item 7.01 and in Exhibit 99.1 is “furnished” under Item 7.01 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01          Exhibits

(d)          Exhibits

Exhibit No.	Description
99.1	Press release dated May 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:          May 15, 2023

ENERPAC TOOL GROUP CORP.

By:	/s/ James Denis
James Denis
Executive Vice President, General Counsel and Secretary